SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  July 3, 2001
                                  ------------
                                (Date of report)


                              IDIAL NETWORKS, INC.
             (Exact Name of Registrant as Specified in its Charter)

        NEVADA                              000-24962                          75-2863583
(State of Incorporation)            (Commission File Number)               (IRS Employer ID)


                         16990 Dallas Parkway Suite #106
                                Dallas, TX 75248
                    (Address of principle executive offices)


                                  972-818-1058
              (Registrant's telephone number, including area code)

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


Financial Statements for Whoofnet.Com, Inc.

                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                                     IDIAL NETWORKS, INC.
                                    (Registrant)



                                                     /s/ Mark T. Wood
                                                By:      Mark T. Wood
                                                         Chairman and CEO

                    Auditors Report to the Board of Directors


To Board of Directors
Whoofnet.Com, Inc.


I have audited the Balance Sheet of Whoofnet.Com, Inc. and subsidiary (a development stage company) as of July 31, 2000 and consolidated statement of loss, cash flows and stockholder's' equity for the period from inception (March 6, 2000) to July 31, 2000. These financial statements are the responsibility of Whoofnet.Com, Inc.'s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Whoofnet.Com, Inc. and subsidiary as of July 31, 2000, and the results of operations and its cash flows from inception (March 6, 2000) to July 31, 2000 in conformity with generally accepted accounting principles.

 .


Kenneth Lieberman CPA, PA

Coconut Creek, Florida
August 22, 2000

                      Consolidated Financial Statements of


                               Whoofnet.Com, Inc.

                          (A Development Stage Company)

                           Period ended July 31, 2000

                               Whoofnet.Com, Inc.
                                and Subsidiaries
                          (A Development Stage Company)
                           Consolidated Balance Sheet


                                                                                           July 31, 2000
-----------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------

Current Assets
   Cash and cash equivalents (note 1)                                                            $ 132,085
   Inventory                                                                                         2,000
   Employee advances                                                                                 3,500
   Prepaid expenses                                                                                 10,389
-----------------------------------------------------------------------------------------------------------

      Total Current Assets                                                                         147,974

Property and equipment (net)                                                                     2,331,391

-----------------------------------------------------------------------------------------------------------
Total Assets                                                                                   $ 2,479,365
===========================================================================================================


-----------------------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS EQUITY
-----------------------------------------------------------------------------------------------------------

Liabilities
   Accounts payable                                                                                 78,311
   Payroll taxes payable                                                                            21,642
   Accrued expenses                                                                                  4,400

-----------------------------------------------------------------------------------------------------------
Total Liabilities                                                                                  104,353
-----------------------------------------------------------------------------------------------------------

Stockholders Equity
   Common stock: 100,000,000 shares authorized at no par value,
   10,000,000 shares issued and outstanding                                                      3,287,393
   Retained earnings                                                                              (912,382)

-----------------------------------------------------------------------------------------------------------
Total Stockholders Equity                                                                        2,375,011
-----------------------------------------------------------------------------------------------------------

Total Liabilities and Stockholder Equity                                                       $ 2,479,365
===========================================================================================================

     The accompanying notes are an integral part of these consolidated financial statements

                               Whoofnet.Com, Inc.
                                and Subsidiaries
                         (A Development Stage Company)
                         Consolidated Statement of Loss
                           Period Ended July 31, 2000

----------------------------------------------------------------------------------------------------
                                                                                 From inception
                                                                                 (March 6, 2000) to
                                                                                 July 31, 2000
----------------------------------------------------------------------------------------------------

Net Sales                                                                                       $ -
----------------------------------------------------------------------------------------------------

Operating Expenses

   Selling and marketing                                                                    245,681
   Facilities expense                                                                        54,393
   General and administrative                                                               262,976
   Depreciation                                                                             272,532

----------------------------------------------------------------------------------------------------
Total operating expenses                                                                    835,582
----------------------------------------------------------------------------------------------------

Operating loss                                                                             (835,582)

Other income (expenses)

   Unrecognized loss on investment                                                          (76,800)
----------------------------------------------------------------------------------------------------

Loss before income taxes                                                                   (912,382)

Income Taxes
----------------------------------------------------------------------------------------------------

Net loss                                                                                 $ (912,382)
====================================================================================================

Net loss per share                                                                          $ (0.09)
====================================================================================================

     The accompanying notes are an integral part of these consolidated financial statements

                               Whoofnet.Com, Inc.
                                and Subsidiaries
                         (A Development Stage Company)
                      Consolidated Statement of Cash Flows
                           Period Ended July 31, 2000

---------------------------------------------------------------------------------------------------
                                                                                 From inception
                                                                                 March 7, 2999 to
                                                                                   July 31, 2000
---------------------------------------------------------------------------------------------------

Cash Flow form Operating Activities

Net loss                                                                                $ (912,382)
Adjustments to reconcile net loss to net cash used on operating activities:
   Depreciation                                                                            272,532
Changes in assets and liabilities:
   Inventory                                                                                (2,000)
   Employee advances                                                                        (3,500)
   Prepaid expenses                                                                        (10,388)
   Accounts payable                                                                         78,311
   Payroll taxes payable                                                                    21,642
   Accrued Expenses                                                                          4,400

---------------------------------------------------------------------------------------------------
     Net cash used in operations                                                          (551,384)
---------------------------------------------------------------------------------------------------

Cash Flow from Investing Activities

   Purchase of property and equipment                                                   (2,603,923)

---------------------------------------------------------------------------------------------------
     Net cash used in investing activities                                              (2,603,923)
---------------------------------------------------------------------------------------------------

Cash Flow From Financing Activities

   Proceeds form issuance of common stock                                                3,287,393

---------------------------------------------------------------------------------------------------
      Net cash provided by financing activities                                          3,287,393
---------------------------------------------------------------------------------------------------

Cash and Cash Equivalents                                                                $ 132,086
===================================================================================================

Cash payments for:

   Income taxes:                                                                               $ -
   Interest:                                                                                   $ -

Non-cash financing activities:

   Common stock issued for services                                                    $ 2,822,068

     The accompanying notes are an integral part of these consolidated financial statements

                               Whoofnet.Com, Inc.
                                and Subsidiaries
                         (A Development Stage Company)
                 Consolidated Statement of Stockholders' Equity

-----------------------------------------------------------------------------------------------------------------------------
Period from date of inception (March 6, 2000) to July 31, 2000
-----------------------------------------------------------------------------------------------------------------------------
                                                      Common Stock                      Additional Paid        Accumlated
                                                         Shares         Amount             in capital           Deficit
-----------------------------------------------------------------------------------------------------------------------------
Balance January 1, 2000

Capital contribution                                                                            $ 46,915

Common stock issued for cash                                785,000       $ 449,125

Common stock issued for services                          8,405,000       2,822,068

Common Stock issued as employee bonus                       810,000          16,200

Net loss as of July 31, 2000                                                                                      $ (912,382)

Balance July 31, 2000                                    10,000,000     $ 3,287,393             $ 46,915          $ (912,382)
=============================================================================================================================

     The accompanying notes are an integral part of these consolidated financial statements

                               Whoofnet.Com, Inc.
                                And Subsidiaries
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                           Period ended July 31, 2000


NOTE 1 - Summary of Significant Accounting Policies

              Organization

              Whoofnet.Com, Inc. is a next generation Internet Company designed for direct selling. The company was formed under the laws of the state of Florida on March 6, 2000. The major product is an Internet portal for use by the general public The Company has recently completed its final field-testing and Management plans to begin sales within the next several months. All costs associated with the startup phase of the organization have been expensed in the current period as per Statement of Position 98-5.

              The company also opened 6 subsidiary Delaware Corporations between the months of March and May 2000, and 2 foreign subsidiary corporations.

              Whoofbiz, Inc., organized in March 2000 is planned to provide small business services, which includes a 24-hour customer service center, product fulfillment, merchant account fulfillment, and low cost high quality telecommunication services.

              Whoofhealth, Inc. sells its own homeopathic herbal branded products to the general public. The product is marketed through various media including TV, Direct Sales and the Internet. The company was organized April 28, 2000.

              Whoofmail, Inc. was organized to provide free multilingual email services to be offered to the general public, in order to build the customer base. The company was organized April 28, 2000

              Whoofmall, Inc. will provide a shopping mall on the Internet, whereby other vendors can advertise and sell their products to the general public. The company will receive its revenue through various services offered to the vendors who are participating in the mall. The company was organized May 2000.

              Whoofmusic, Inc. was created to sell its own label specializing in music from the 60's 70's 80's and 90's and related products. Marketing will be done through TV Press media and the Internet. The company was organized in May 2000.

              Whooftel, Inc. will be a low cost high quality telecommunications provider to the European and Asian wireless community and to the low cost domestic and international call customer in the United States The Company was formed in March 2000.

              Whoofnet.Com AC is a Swedish corporation formed on June 16, 2000. The purpose is to act as the European call center for Whoofnet.com

                               Whoofnet.Com, Inc.
                                And Subsidiaries
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                           Period ended July 31, 2000


              Whoofstore.Co AB formed on June 16, 2000 is also a Swedish corporation as a duty free sales center Management estimates that the licensure granting the Company a tax-free status has a market value between $5 to 10 million US dollars.

              As of the date of these financial statements none of the subsidiaries were active or funded.


              Basic Loss Per Share

              The computation of basic loss per share of common stock is based on the weighted average number of shares outstanding during the period of the financial statements as follows:

                                                           Loss            Shares       Per Share
                                                     (Numerator)       (Denominator)     Amount
              For the period ended
                July 31, 2000                        $(912,382)        10,000,000       $   (0.09)


              Accounting Method

              The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a December 31 year-end.


              Cash and Cash Equivalent

              For purposes of financial statement presentation, the Company considers all highly liquid investments with a maturity of three months or less, from the date of purchase, to be cash equivalents.


              Inventory

              Inventory is stated at lower of cost determined by the first in, first out method or market. Inventory is composed of finished goods held for sale by the Company.


              Employee Advances

              The Company has made a non-interest bearing short-term loan to an employee.

                               Whoofnet.Com, Inc.
                                And Subsidiaries
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                           Period ended July 31, 2000

              Prepaid Expenses

              In an agreement with the Landlord, the Company prepaid 6 months of rent through September 2000.

                         August rent plus tax               -        $  3,942.41
                         August Operating Exp Adj.          -           2,210.89
                         September rent                     -           3,942.41
                         Balance October rent               -             293.29
                                                                    ------------
                                                                      $10,389.00


              Property and Equipment

              Property and equipment are stated at cost less accumulated depreciation. Expenditures for ordinary maintenance and repairs are charged to operations as incurred. Major additions and improvements are capitalized using the straight-line method over the estimated useful life of the asset. The Company has also elected to capitalize the costs related to the development of its software based on management's determination that the product will have future economic benefits. Depreciation expense for the period ended is $276,431.00:

            Office Furniture and equipment              $    165,435     5 Years
            Computers                                         22,294     5 Years
            Software Development                           2,226,084     3 Years


              Principals of Consolidation

              There were no activities in any of the subsidiaries of the company nor were there any significant intercompany account transactions.


              Income Taxes

              Under the provisions of SFAS No. 109, the Company's policy is to provide deferred income taxes related to property and equipment, inventories, net operating losses and other items that result in differences between the financial reporting and tax basis of assets and liabilities.

              No provision for federal income taxes has been made at July 31, 2000 due to the current operating loss of the company. If there is an operating loss at year-end then the Company shall accumulate that loss to be reduced against taxable income in future years.

                               Whoofnet.Com, Inc.
                                And Subsidiaries
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                           Period ended July 31, 2000


              Revenue Recognition

              The company will recognize revenue when membership fees are received, products have been shipped to the customer, or the Company has rendered services. The Company has elected not to recognize an allowance for returns until historical data can be gathered to better define a rate.


NOTE 2 - Contracts and Agreements

              In July the Company entered into an exclusive worldwide marketing agreement with iDial Networks, Inc. to market iDial's telephony products under WhooftelCo.Com's name. The terms of the agreement are to split the net profit from the sales equally between the two companies.


NOTE 3 - Related Party Transactions

              The Vice-President of the Company is a partner in the law firm that acts as counsel to the Company. The Company paid legal fees and expenses to the law firm in the amount of approximately $31,000.00.

              The Company purchased its source code for its software from a firm owned by the Chairman of the Board in exchange for common stock for an amount equivalent to approximately $2,000,000.00. There are no other licensing fees or royalties due in the future.

              Under an exclusive marketing agreement with iDial Networks, Inc, the Chairman of the Board and major stockholder of Whoofnet.Com will serve as a director of iDial and the Chairman of the Board of iDial will serve as a director of Whoofnet.Com.


NOTE 4 - Commitments and Contingencies

              The Company leases its office space in Sunrise, Florida on a month-to-month basis. The lease obligation is for $3,658 plus tax per month and is prepaid until September 2000. The Company is currently negotiating a lease with its current landlord.

                               Whoofnet.Com, Inc.
                                And Subsidiaries
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                           Period ended July 31, 2000


NOTE 5 - Common Stock Transactions

              During 2000 the Company sold 785,000 shares of common stock for $449,125 or an average price of $0.57 per share. The Company also issued 8,405,000 in exchange for services rendered of $2,822.068 or $0.34 per share. During the second quarter of 2000 the Company issued 810,000 shares to key employees as an incentive bonus equivalent to $16,200.00 or $0.02 per share.

              Each of the Subsidiary companies issued 1,000,000 shares to the parent company.


NOTE 6 - Subsequent Events

              The Company received a commitment letter from a Swedish government agency granting $10,000,000, US to develop, build and operate within Sweden, the Whoofnet.Com world wide customer services center.

              The Company is currently in negotiations to be acquired by iDial Networks through an exchange of common stock. The terms of the agreement have not yet been settled upon.